Exhibit 99.1

Eightco ($ORBS) and Futurum Group Announce Strategic Partnership to Launch Futurum ORBS Trust and Authentication Platform (FOTAP)

Companies announce the industry’s first AI Trust & Authentication scoring system

Partnership combines ORBS’ authentication infrastructure with Futurum’s proprietary AI market intelligence and trust solutions to establish new standard for evaluating AI vendors

Eightco is is supported by a group of strategic and institutional investors including: Bitmine Immersion Technologies (BMNR), MOZAYYX, World Foundation, Wedbush, Coinfund, Discovery Capital Management, FalconX, Kraken, Pantera, GSR, and more

EASTON, PA and AUSTIN, TX, January 26, 2026 – Eightco Holdings Inc. (NASDAQ: ORBS), a pioneer in authentication and trust solutions, and Futurum Group, the leading technology research and advisory firm, today announced a strategic partnership to develop the Futurum ORBS Trust and Authentication Platform (FOTAP), the first comprehensive trust and transparency scoring system for AI solution providers. This new platform will integrate Futurum’s industry-leading AI market data, vendor evaluations, and autonomous assessment frameworks with ORBS’ authentication infrastructure to establish trust as a critical component in how technology companies are evaluated and compared.

“The AI trust market is exploding, and there’s no credible scoring system to help buyers navigate it. That changes today,” said Kevin O’Donnell, CEO of Eightco ($ORBS). “By partnering with Futurum Group, we’re combining our authentication infrastructure with the most authoritative voice in enterprise technology research. The business model here is compelling. Enterprises will pay for trust intelligence because it de-risks their AI investments. Vendors will pay for certification because it differentiates them in a crowded market. Investors will pay because trust scores predict long-term vendor viability. We’re building a platform that every stakeholder in the AI ecosystem needs.”

AI is advancing at an unprecedented pace, and enterprises increasingly require reliable, objective insight into which AI solutions deliver measurable performance, built on secure, authenticated, and transparent foundations. FOTAP is purpose-built to help enterprises deploy trusted AI solutions with confidence, backed by rigorous standards and governance. FOTAP will leverage Futurum’s proprietary datasets spanning AI platforms vendor usage, market share trends, customer satisfaction, implementation outcomes, and technology capabilities across major providers including Microsoft, Amazon Web Services, Google Cloud, OpenAI, Anthropic, IBM, Oracle, Snowflake and dozens of emerging AI vendors. Combined with ORBS authentication infrastructure, the platform will deliver:

●	Quantitative Trust Scores (0-100 scale) across multiple dimensions: data governance, algorithmic transparency, security, compliance, ethical AI practices, and vendor accountability
●	Comparative Vendor Rankings enabling side-by-side trust evaluations

●	Trend Analysis tracking trust score changes over time to identify improving or declining vendor behavior
●	Risk Alerts flagging trust-related incidents, policy changes, or compliance gaps
●	Integration with Futurum’s Existing Vendor Evaluations providing a unified view of AI vendor performance, capabilities, market positioning, and trustworthiness

FOTAP will expand Futurum’s existing Signal and Autonomous Evaluations methodology, which analyzes AI platforms across performance, capabilities, and market positioning, to include quantifiable trust and transparency scores.

This scoring will assess vendors across:

●	Governance frameworks
●	Data privacy practices
●	Algorithmic transparency
●	Security postures
●	Compliance certifications
●	Ethical AI deployment
●	Accountability mechanisms

The result will be a definitive, data-driven trust ranking that enterprise buyers, investors, and policymakers can rely on when selecting AI partners.

“Trust is no longer a soft consideration, it’s a hard requirement for AI adoption at scale. Our partnership with ORBS transforms trust from a subjective perception into a measurable, comparable metric,” said Daniel Newman, CEO of Futurum Group. “The Futurum ORBS Trust and Authentication Platform will become the industry standard for evaluating AI vendors, giving buyers the confidence to move faster and vendors the incentive to build more responsibly. What excites me most about this partnership is the business opportunity we’re unlocking. Every CIO we speak with is asking the same question: ‘Which AI vendor can I actually trust?’ Right now, they’re making multi-million dollar decisions based on marketing claims and gut instinct. We’re giving them data. We’re giving them scores. We’re giving them confidence. That’s a massive market opportunity, and we’re positioned to own it.”

Beta testing will begin in Q2 of 2026 with select enterprise customers and AI vendors. General availability will launch in Q4 of 2026. The platform will be accessible via subscription to enterprises, investors, and policymakers, with vendor trust scores published publicly on a quarterly basis.

ABOUT EIGHTCO HOLDINGS INC.

Eightco Holdings Inc. (NASDAQ: ORBS) is building the authentication and trust layer for the post-AGI world. Its mission centers on strategic pillars including consumer authentication, enterprise authentication, and gaming authentication. Through its pioneering digital asset strategies, including the first-of-its-kind Worldcoin treasury, and partnerships with leading technology innovators, Eightco is establishing a universal foundation for digital identity and Proof of Human verification. Dan Ives serves as Chairman of Eightco, where he leads the company’s mission to build the global authentication and trust layer in an AI world.

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ABOUT FUTURUM GROUP

The Futurum Group is the fastest-growing independent tech research, intelligence, media, and advisory firm. Its continued growth is driven by emerging technologies and innovation across its clientele of more than 515 global companies. Futurum has established its reputation as a leader in global research, intelligence, and advisory, focused on analyzing emerging technologies and market trends across enterprise, AI, cloud, semiconductor, and tech transformation landscapes. Futurum helps businesses, investors, and technology providers make informed strategic decisions through its market intelligence products, thought leadership content, analyst briefings, and multimedia programming.

Learn more at futurumresearch.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Eightco’s ability to maintain compliance with the Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce Eightco’s capital resources; Eightco’s inability to raise adequate capital to fund its business; Eightco’s inability to innovate and attract users for Eightco’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in forward-looking statements, see Eightco’s filings with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K filed with the SEC on April 15, 2025. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

SOURCE Eightco Holdings (NASDAQ: ORBS)

EIGHTCO MEDIA CONTACT:

Marcy Simon

Marcy@agentofchange.com

+19178333392

FUTURUM GROUP MEDIA CONTACT:

Nati Katz

Nkatz@futurumgroup.com